Fifth Amendment

                                       to

                                Playboy Magazine

                       Subscription Fulfillment Agreement

















Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

      FIFTH AMENDMENT dated as of July 1, 2001 by and between COMMUNICATIONS DATA SERVICES, INC., an Iowa corporation ("CDS"), with its principal office at 1901 Bell Avenue, Des Moines, Iowa 50315-1099, and PLAYBOY ENTERPRISES INTERNATIONAL, INC. (formerly PLAYBOY ENTERPRISES, INC.), a ________________ corporation (the "Publisher"), with its principal office at 680 North Shore Drive, Chicago, Illinois 60611.

                                 R E C I T A L S

      WHEREAS, CDS and the Publisher entered into a Subscription Fulfillment Agreement dated as of July 1, 1987, as amended by an Amendatory Agreement dated as of September 1, 1987; a Letter Agreement for Electronic Presort dated as of June 1, 1988; a Second Amendment dated as of July 1, 1990; a Letter Agreement for CDS's Destination Entry Program dated as of June 1, 1995; a Third Amendment dated as of July 1, 1996; a Letter Agreement for CDSxpress Moves dated as of July 1, 1996; a Fourth Amendment dated as of June 1, 1997; a Letter Agreement for Internet Services dated as of July 7, 1997; and a Special Project (Letter) Agreement dated as of October 1, 1999 (collectively, the "Agreement").

      WHEREAS, the parties now desire to further amend the Agreement to revise certain fees and charges, extend the Term of the Agreement, and make other changes as hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, it is agreed by and between the parties hereto as follows:

      1. Section I, CDS Services, of the Agreement is hereby amended to add an introductory sentence to read as follows:

            "The parties mutually agree that CDS will convert the Magazine from CDS's Batch System to CDS's SERV System after June 30, 2002, with the first-available date being July 2002. If the Publisher desires to convert the Magazine to the SERV System in July 2002, it shall notify CDS in writing within six (6) weeks from the date of this Fifth Amendment. SERV System Service descriptions that will apply following completion of conversion of the Magazine to the SERV System are set forth in Attachment I hereto, which is hereby made a part hereof."

      2. Section 2.1, as previously amended, is hereby amended to add "(a)" before the first paragraph (includes the table), "(b)" before the second paragraph (billing mechanism), and "(c)" before the third paragraph (change in number of issues), and Section 2.1 is further amended to add a new paragraph (d) to read as follows:

            "(d) If the number of manually key-entered transactions (from mail documents received) during a contract year is fewer than 550,000, the Publisher will receive a discount of two percent (2%) off the Annual Service Charge per Subscription rate for the following contract year.* If the number of manually key-entered transactions (from mail documents received) during a contract year is 550,000 or over 550,000 but below 750,000, the Publisher will receive a discount of one percent (1%) off the Annual Service Charge per Subscription rate for the following contract year.* If the number of manually key-entered transactions (from mail documents received) during a contract year is 750,000 or more, no discount shall apply. The Age of Operations report will be used to determine the number of transactions that were manually key entered. The foregoing discount provisions are subject to the Magazine having an active subscription file of at least 2,300,000 during the contract year.

      *The contract year will be measured from July 1 through the following June
      30. Tracking of the volume of manually key-entered transactions will commence on July 1, 2001. Following June 30, 2002 and following each June 30 thereafter, the number of manually key-entered transactions will be determined for the contract year just ended using the monthly Age of Operations reports. If the Publisher qualifies for a discount as described above in this paragraph (d), then the applicable discount will be applied to the Annual Service Charge per Subscription rate for the next contract year."

      3. Section 2.3 of the Agreement is hereby amended to restate paragraph (e) in its entirety and to add a new paragraph (f) as follows:

      "(e) Two (2) suppression files per year will be provided at no additional charge to the Publisher, with the understanding that, if requested by the Publisher, one such suppression file may be used for the Publisher's June mailing.

      (f) One (1) expire pull (selection) per year will be provided at no additional charge to the Publisher."

      4. Section 2.5(a) of the Agreement is hereby amended to add a new item
(xi) to read as follows:

            "(xi) Labelaire.............................................****/M

                  Add one working day to mail date schedule for each 50M requiring labelaire operations.

                  If the quantity is less than 500 pieces, the job wll be charged at the hand rate."

      5. Section 2.9 of the Agreement, as previously amended, is hereby amended to add a sentence at the end of the paragraph to read as follows:

      "CDS will provide REACT reports to the Publisher electronically commencing July 2001. In addition, other fulfillment reports, if requested by the Publisher, will be provided electronically in a timeframe mutually agreed upon by both parties."

      6. Section 2.17 of the Agreement, as previously amended, is hereby amended to add the following sentence at the end of the paragraph to read as follows:

      "Notwithstanding the foregoing, all of the fees and charges set forth in the Agreement as escalated to the date hereof (including all of the fees and charges set forth in this Fifth Amendment) shall remain in effect until June 30, 2003, and on July 1, 2003 and each July 1 thereafter will increase as set forth above."

      7. Section 5.1 of the Agreement, as previously amended, is hereby amended to extend the Term until June 30, 2006.

      8. The last sentence of Section 11.3 of the Agreement, as previously amended, is hereby amended and restated in its entirety to read as follows:

      "The representative(s) of both parties may be changed from time to time in which event the other party shall be notified as promptly as possible, with the understanding that CDS will use its reasonable best efforts to notify the Publisher of any such change at least ninety (90) days in advance, except in the case of resignation or termination of the employee, and each CDS replacement added to the account management team for the Publisher's account shall be subject to the approval of the Publisher."

      9. Item 5 of Exhibit A, as previously amended, is hereby amended to add the following sentence at the end:

      "CDS will provide upselling scripting capabilities to its customer service representatives no later than January 1, 2002. The on-going charges to Publisher for these Services will be mutually agreed upon and comparable to the charges paid by other CDS clients of comparable size and having comparable file size, frequency, and number of transactions on an annualized basis and requiring CDS to perform substantially the same Services."

      10. Internet Services included in the Letter Agreement dated July 7, 1997, and in the additional Services and fees document entitled "Magazine e-Commerce Pricing" mailed to Publisher in January 2000, are hereby amended to add the following:

      "CDS agrees to provide the following Internet Service enhancements for the following fees and charges:

      (a) Personal Passwords - Access to inquiry through the personal password is available with CDS's new Internet product.

      (b) Following conversion of the Magazine to CDS's new Web Administration Tool ("Gemini"), the following pricing will apply in addition to the existing pricing unless otherwise indicated:

            (i)   Web Administration Tool
                    License Fee....................Included in Monthly "hit" Fee
                  Replaces current Hosting Fee

            (ii)  Web Page Design/Changes:

                        By CDS................. ****/hour; Minimum 2 hour charge
                        By Publisher........................No Additional Charge
                          New Web Administration Tool allows Publisher to do its own page changes/designs and place them into production.

            (iii) Monthly "hit" Fee:

                  First 12 months following
                    conversion to Gemini...................****/Publisher/month*

                  *Prior to the end of the first twelve (12) months following the Magazine's(s') conversion to Gemini, the parties agree to review the Monthly "hit" Fee and mutually agree upon the fee/charges to apply following the first 12 months. Such new fee/charges will be set forth in an amendment to this Agreement to be signed by both parties. Notwithstanding the foregoing, it is agreed that if the number of "hits" for the Publisher's Magazine(s) exceeds 10,000,000 in any one month, then the parties will review the pricing in the following month and pricing adjustments will be agreed upon for the months remaining in the "First 12 months" during which the "hit" volume exceeds 10,000,000.

                          All automated transactions are included in this pricing (replaces charges for: Automated order, Automated change of address, Automated missed issue, Automated inquiry, and Other Automated transactions).

            (iv)  e-donor renewals and e-bills:

                        Send e-donor renewals*
                          (by May 2002).......................****/name selected
                        Send e-bills*
                          (by December 31, 2001)..............****/name selected
                          *Text only"

      (c) CDS agrees to provide the capability to print e-mail addresses and/or personal passwords on bills and renewal notices by December 31, 2001 for the Batch System and by June 30, 2002 for the SERV System.

      11. In the Letter Agreement dated July 7, 1997 regarding Internet Services and fees and charges, the charge rate set forth in items (g), (h), and (i), as escalated to the date hereof, are hereby amended to read as follows:

                        "(g) Customer Service Request.................**** each
                         (h) Customer Service Response................**** each
                         (i) Other manual transactions................****each"

      12. Exhibit A to the Agreement is hereby amended to add a new item 24 to read as follows:

            "24. The Publisher agrees to provide CDS with the opportunity to bid on providing fulfillment for the Publisher's premiums and products."

      13. Except as expressly amended hereby, the Agreement shall remain in full force and effec in accordance with its terms.

      13. This Fifth Amendment shall become effective as of the date first above written.

      IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the day and year first above written.

COMMUNICATIONS DATA                            PLAYBOY ENTERPRISES
SERVICES, INC.                                 INTERNATIONAL, INC.


By /s/ Chris Holt                              By /s/ Phyllis Rotunno
  -------------------------------                -------------------------------
       (signature)                                    (signature)

       Chris Holt                                     Phyllis Rotunno
---------------------------------                -------------------------------
       (print or type)                                (print or type)

Title: Vice President                          Title: VP Sub Circ
      ---------------------------                    ---------------------------

                                  Attachment I

                            CDS SERV SYSTEM SERVICES

The following SERV System Services shall apply commencing upon completion of conversion of the Magazine to the SERV System:

      1. In place and instead of Sections 1.1 through 1.4 of the Agreement, the following shall apply for the Magazine(s) fulfilled on the SERV System:

      1.1-4 S. Caging and Subscriber Database Maintenance.

                  (a) CDS will receive and open mail from subscribers; remove and verify amounts of payments; receive and verify payments on agency clearings; and endorse, encode, and balance payments and deposit same on a daily basis in the Publisher's bank account. CDS will maintain all necessary activity and cash controls.

                  (b) The Magazine's(s') subscriber database (the "Database") will consist of files on disk and in backup format on magnetic tape containing subscriber and recipient data, Magazine's(s') characteristics, specific order data and transaction history. CDS will apply and edit transactions, including cash, credit, credit card, renewal, gift renewal, complimentary, gift and agency orders; payments; cancellations; name and/or address changes; and subscriber adjustments to the Database on an interactive basis (date and time identified at time of application). Errors will be corrected as promptly as possible on an interactive basis.

            2. In place and instead of Section 1.11 of the Agreement, the following shall apply for the Magazine(s) fulfilled on the SERV System:

            1.11 S. SERV Operating Reports.

            CDS will furnish the Publisher with the following SERV Operating Reports requested by the Publisher. The Publisher may elect to vary the Report package it receives at any time during the Term of the Agreement upon advance notice to CDS:

                          Basic Package of SERV Reports

Report
Number            Report Title                                      Frequency
------            ------------                                      ---------

                  DAILY MAIL OPENING REPORT.............................Daily

  100             ACCOUNTS RECEIVABLE INVENTORY.......................Monthly

  110             ACCOUNTS RECEIVABLE BALANCING.......................Monthly

  120             DEFERRED INCOME INVENTORY...........................Monthly

  130             DEFERRED INCOME BALANCING...........................Monthly


                                 Atachment I-1

  140             EARNED INCOME ADJUSTMENTS..............................Monthly

  150             CREDIT PRODUCTION......................................Monthly

  160             CREDIT CANCELLATION....................................Monthly

  170             CREDIT PAYMENT.........................................Monthly

  180             CREDIT PAYMENT ADJUSTMENT..............................Monthly

  190             SALES TAX..........................................Quarterly -
                                                               may not be needed

  191             SALES TAX BY ORDERS, PAYMENTS AND CANCELS..........Quarterly -
                                                               may not be needed

  200             EXPIRE ANALYSIS........................................Monthly

  210             ARREARS ELIGIBILITY..................................Monthly -
                                                               may not be needed

  220             ORDERS APPLIED BY TERM.................................Monthly

  230             CANCELLATIONS APPLIED BY TERM..........................Monthly

  240             SOURCE TO SOURCE.......................................Monthly

  250             START ISSUE BY SOURCE..................................Monthly

  260             AGENCY NET PRODUCTION..................................Monthly

  270             AGENCY CANCELLATIONS.................................Monthly -
                                                               may not be needed

  280             ORDER RESPONSE-NON-RENEWAL KEYS........................Monthly

  290             BILLING RESPONSE.......................................Monthly

  291             INSTALLMENT BILLING RESPONSE...........................Monthly

  300             RENEWAL ANALYSIS.......................................Monthly

  310             ABC SALES BY PRICE...............................Semi-annually

  320             ABC SALES BY DURATION............................Semi-annually

  330             ABC SALES BY CHANNEL.............................Semi-annually

  340             ABC SALES BY PREMIUM.............................Semi-annually

  350             ISSUES SERVED ON CREDIT CANCELS........................Monthly

  360             ARREARS RECLAIMED....................................Monthly -
                                                               may not be needed

  370             DIRECT MAIL/PHONE AGENCY CANCELS.......................Monthly


                                 Atachment I-2

  380             DIRECT MAIL/PHONE AGENCY REINSTATEMENTS................Monthly

  390             ABC LATE PAYMENT.................................Semi-annually

  420             ABC CIRCULATION BY ISSUE/EDITION.................Semi-annually

  430             ABC ARREARS CIRCULATION..........................Semi-annually

  440             ABC CIRCULATION BY STATE/COUNTY..................Semi-annually

  450             STATUS OF SUBSCRIPTION COPIES...........................Weekly

  470             REFUND LISTING.......................................Bi-weekly

  490             ORDER RESPONSE-RENEWAL KEYS............................Monthly

 1100         EARNED INCOME......................................Each Label Pull

If the Publisher requests any of the above reports at times other than the frequency set forth in this Appendix A, CDS will attempt to provide the report(s) and, if provided, the Publisher will be charged a fee of **** per report plus a charge based on CDS's prevailing rates for the computer time required to run the report(s).

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